UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 23, 2005

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Waters Ridge Drive

Lewisville, Texas 75057-6011

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Bylaws

On February 25, 2005, the Board of Directors of Horizon Health Corporation (the “Company”) approved certain amendments to the Company’s Amended and Restated Bylaws, that authorize the Board of Directors to provide by resolution that some or all of any or all classes and series of shares of the Company’s stock shall be uncertificated shares and that make certain other conforming changes in connection with such amendments. A copy of the Company’s Amended and Restated Bylaws, together with all amendments thereto, including the above described amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On February 23 2005, the Company announced that it is commencing a reorganization of its EAP Services Group. A copy of the press release issued by the Company describing the reorganization is furnished herewith as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company, as amended.

99.1	Press Release issued by the Company on February 23, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: March 1, 2005	By:	/s/ David K. Meyercord
David K. Meyercord
Senior Vice President – Administration
and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company, as amended.

99.1	Press Release issued by the Company on February 23, 2005.